Exhibit 10.2

NONCOMPETITION AND NONSOLICITATION AGREEMENT

THIS NONCOMPETITION AND NONSOLICITATION AGREEMENT (this “Noncompetition Agreement”) is being entered into as of December 20, 2010, by and between                                          (the “Seller Member”) and Banks.com, Inc., a Florida corporation (the “Buyer”). Certain other capitalized terms used in this Noncompetition Agreement are defined in Section 21. Capitalized terms used herein and not defined herein shall have the meaning set forth in the Purchase Agreement (as defined below).

RECITALS

A. The Seller Member is the holder of a significant equity interest in and key employee of TPN Holdings LLC, a California limited liability company (the “Seller”) and has obtained and developed extensive and valuable knowledge and confidential business information of the Seller concerning the business of providing web-based tax extension filing services (the “Business”), including information concerning the Seller’s products, technologies, customers, markets, employees and other business areas of the Business, and he has developed the goodwill of the Business.

B. Concurrently with the execution and delivery of this Noncompetition Agreement, the Buyer, Seller and the equity holders of the Seller are entering into an Asset Purchase Agreement (the “Purchase Agreement”), pursuant to which the Buyer is purchasing substantially all of the assets of the Seller used to conduct the Business, including the goodwill of the Business, and is assuming certain liabilities specified in the Purchase Agreement (the “Asset Purchase”).

C. The Seller has conducted and is conducting the Business on a worldwide basis.

D. The Buyer has requested that, as a condition to the consummation of the Asset Purchase, and in order to enable the Buyer to secure more fully the benefits of the Asset Purchase, including the goodwill of the Business, the Seller Member execute and deliver this Noncompetition Agreement. The Seller Member is executing and delivering this Noncompetition Agreement in order to induce the Buyer to consummate the Asset Purchase with all of the attendant financial benefits to the Seller Member as an employee and security holder of the Seller.

AGREEMENT

In order to induce the Buyer to consummate the Asset Purchase and the other transactions contemplated by the Purchase Agreement, and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by the Seller Member), the Seller Member agrees as follows:

1. Acknowledgments by the Seller Member. The Seller Member acknowledges that, by virtue of his position as an executive officer, director, manager and security holder of the Seller, he has developed considerable expertise in the Business, has developed the goodwill of the Business, and has had extensive access to trade secrets and other confidential business information of the Seller. Accordingly, the Seller Member expressly acknowledges that he is voluntarily entering into this Noncompetition Agreement and that the terms and conditions of this Noncompetition Agreement are fair and reasonable to him in all respects, do not impose a greater restraint than is necessary to protect the goodwill, trade secrets and business interests acquired by the Buyer through the Asset Purchase and the other transactions contemplated by the Purchase Agreement and are not unduly burdensome to him. The Seller Member further agrees that the terms and conditions of this Noncompetition Agreement allow him an adequate number and variety of employment alternatives, based on his varied skills and abilities, and that he is willing and able to compete in other business enterprises and employment not prohibited by this Noncompetition Agreement.

2. Restriction on Competition. The Seller Member agrees that, during the Restricted Period, he shall not:

(a) engage directly or indirectly in a business that competes with the Business (“Competition”) anywhere in the world; or

(b) directly or indirectly be or become an officer, director, manager, equity holder, owner, co-owner, partner, employee, representative, consultant, advisor, licensor, sublicensor, licensee or sublicensee of, for or to, or otherwise be or become associated with or acquire or hold (of record, beneficially or otherwise) any direct or indirect interest in, any Person that engages directly or indirectly in Competition anywhere in the world;

provided, however, that the Seller Member may, without violating this Section 2, own, as a passive investment, shares of capital stock of Buyer and shares of capital stock of any other publicly-held corporation that engages in Competition if (i) such shares are actively traded on an established national securities market in the United States, (ii) the number of shares of such corporation’s capital stock that are owned beneficially (directly or indirectly) by the Seller Member and the number of shares of such corporation’s capital stock that are owned beneficially (directly or indirectly) by his Affiliates collectively represent less than one percent of the total number of shares of such corporation’s outstanding capital stock, and (iii) the Seller Member is not otherwise associated directly or indirectly with such corporation or with any Affiliate of such corporation. Notwithstanding the provisions of this Section 2, the Seller Member shall not be deemed to be in violation of the provisions of this Section 2 solely by virtue of his status as: (a) a “licensee” or “sublicensee” of a Person engaged in Competition if his status as a licensee or sublicensee of such Person arises exclusively from his being a customer of such Person; or (b) an employee, representative, partner, consultant or advisor for an entity that has both divisions or business units that engage in Competition and divisions or business units that do not engage in Competition (each such division or business unit that engages in Competition being, a “Competing Division”) so long as the Seller Member (1) does not render any services or assistance, directly or indirectly, to any Competing Division and (2) does not otherwise engage in Competition.

3. No Interference. The Seller Member agrees that, during the Restricted Period, he shall not (and shall not permit any of his Affiliates to), directly or indirectly, personally or through others: (i) induce or attempt to induce any Business Contact to terminate any of its relationships with the Buyer or any other Affiliate of the Buyer; or (ii) otherwise take any action relating to any such Business Contact that is intended to be disadvantageous to the Business of the Buyer or any other Affiliate of the Buyer.

4. Representations and Warranties. The Seller Member represents and warrants, to and for the benefit of the Indemnitees (as defined below), that: (a) he has full power and capacity to execute and deliver, and to perform all of his obligations under, this Noncompetition Agreement; and (b) neither the execution and delivery of this Noncompetition Agreement nor the performance of this Noncompetition Agreement will result directly or indirectly in a violation or breach of (i) any agreement or obligation by which he or any of his Affiliates is or may be bound, or (ii) any Legal Requirement. The Seller Member’s representations and warranties shall survive until the expiration of the Restricted Period.

5. Specific Performance. The Seller Member agrees that, in the event of any breach or threatened breach by him of any covenant or obligation contained in this Noncompetition Agreement, the Indemnitees shall be entitled (in addition to any other remedy that may be available to it, including monetary damages) to seek and obtain (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation, and (b) an injunction restraining such breach or threatened breach. The Seller Member further agrees that no Indemnitee shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 5, and the Seller Member irrevocably waives any right he may have to require any Indemnitee to obtain, furnish or post any such bond or similar instrument.

6. Remedies. The rights and remedies of the Buyer and the other Indemnitees under this Noncompetition Agreement are not exclusive of or limited by any other rights or remedies which they may have, whether at law, in equity, by contract or otherwise, all of which shall be cumulative (and not alternative). Without limiting the generality of the foregoing, the rights and remedies of the Buyer and the other Indemnitees under this Noncompetition Agreement, and the obligations and liabilities of the Seller Member under this Noncompetition Agreement, are in addition to their respective rights, remedies, obligations and liabilities under the law of unfair competition, under laws relating to misappropriation of trade secrets and under all other applicable Laws. Nothing in this Noncompetition Agreement shall limit any of the Seller Member’s obligations, or the rights or remedies of the Buyer or any of the other Indemnitees, under the Purchase Agreement, or any other contract or agreement; and nothing in the Purchase Agreement, the Nondisclosure Agreement or any other contract or agreement shall limit any of the Seller Member’s obligations, or any of the rights or remedies of the Buyer or any of the other Indemnitees, under this Noncompetition Agreement. No breach on the part of the Buyer or any other Person of any covenant or obligation contained in the Purchase Agreement or any other contract or agreement shall limit or otherwise affect any right or remedy of the Buyer or any of the other Indemnitees, or any obligations of the Seller Member, under this Noncompetition Agreement.

7. Severability. Any term or provision of this Noncompetition Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Noncompetition Agreement shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term.

8. Governing Law; Venue.

(a) This Noncompetition Agreement shall be construed in accordance with, and governed in all respects by, the laws of the State of California (without giving effect to principles of conflicts of laws).

(b) Any legal action or other legal proceeding relating to this Noncompetition Agreement or the enforcement of any provision of this Noncompetition Agreement may be brought or otherwise commenced in any state or federal court located in the County of San Francisco in the State of California. Each party hereto:

(i) expressly and irrevocably consents and submits to the non-exclusive jurisdiction of each state and federal court located in the County of San Francisco in the State of California (and each appellate court located in the County of San Francisco in the State of California), in connection with any such legal proceeding;

(ii) agrees that service of any process, summons, notice or document by U.S. mail addressed to him at the address set forth on the signature page of this Noncompetition Agreement shall constitute effective service of such process, summons, notice or document for purposes of any such legal proceeding; and

(iii) agrees that each state and federal court located in the State of California shall be deemed to be a convenient forum.

9. Waiver. No failure on the part of the Buyer or any other Indemnitee to exercise any power, right, privilege or remedy under this Noncompetition Agreement, and no delay on the part of the Buyer or any other Indemnitee in exercising any power, right, privilege or remedy under this Noncompetition Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. Neither the Buyer or any other Indemnitee shall be deemed to have waived any claim of such Indemnitee arising out of this Noncompetition Agreement, or any power, right, privilege or remedy of such Indemnitee under this Noncompetition Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such Indemnitee; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

10. Successors and Assigns. Each of the Buyer and the other Indemnitees may freely assign any or all of its rights under this Noncompetition Agreement, at any time, in whole or in part, to any Person without obtaining the consent or approval of the Seller Member or of any other Person. This Noncompetition Agreement shall be binding upon the Seller Member and his heirs, executors, estate, personal representatives, successors and assigns, and shall inure to the benefit of the Buyer and the other Indemnitees and their respective successor and assigns.

11. Further Assurances. The Seller Member shall (at the Seller Member’s sole expense) execute and/or cause to be delivered to each Indemnitee such instruments and other documents, and shall (at the Seller Member’s sole expense) take such other actions, as such Indemnitee may reasonably request at any time (whether during or after the Restricted Period) for the purpose of carrying out or evidencing any of the provisions of this Noncompetition Agreement.

12. Captions. The captions contained in this Noncompetition Agreement are for convenience of reference only, shall not be deemed to be a part of this Noncompetition Agreement and shall not be referred to in connection with the construction or interpretation of this Noncompetition Agreement.

13. Construction. Whenever required by the context, the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; and the neuter gender shall include the masculine and feminine genders. Any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Noncompetition Agreement. Neither the drafting history nor the negotiating history of this Noncompetition Agreement shall be used or referred to in connection with the construction or interpretation of this Noncompetition Agreement. As used in this Noncompetition Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, and shall be deemed to be followed by the words “without limitation.” Except as otherwise indicated in this Noncompetition Agreement, all references in this Noncompetition Agreement to “Sections” are intended to refer to Sections of this Noncompetition Agreement.

14. Survival of Obligations. The obligations of the Seller Member under this Noncompetition Agreement shall terminate upon the expiration of the Restricted Period. The expiration of the Restricted Period shall not operate to relieve the Seller Member of any obligation or liability arising from any prior breach by the Seller Member of any provision of this Noncompetition Agreement.

15. Independence of Obligations. The covenants and obligations of the Seller Member set forth in this Noncompetition Agreement shall be construed as independent of any other agreement or arrangement between the Seller Member, on the one hand, and the Buyer or any of its respective Affiliates, on the other hand, and the existence of any claim or cause of action by the Seller Member against the Buyer or any of its respective Affiliates shall not constitute a defense to the enforcement of such covenants or obligations against the Seller Member.

16. Entire Agreement. This Noncompetition Agreement and the other agreements referred to herein set forth the entire understanding of the parties hereto relating to the subject matter hereof and supersede all prior agreements and understandings among or between any of the parties relating to the subject matter hereof.

17. Amendment. This Noncompetition Agreement may not be amended, modified, altered or supplemented other than by means of a written instrument duly executed and delivered on behalf of the Seller Member and the Buyer (or any successor to the Buyer).

18. Defined Terms. For purposes of this Noncompetition Agreement:

(a) “Business Contact” shall mean any Person: (i) who is or was, to the knowledge of Seller Member, a customer, supplier, vendor, distributor or reseller of or to the Business or the Seller on the Closing Date or at any time during the one-year period ending on the Closing Date; or (ii) who (A) is or was a customer, supplier, vendor, distributor or reseller of or to the Buyer or any Affiliate of the Buyer at any time during the Restricted Period; and (B) with whom the Seller Member has or had contact (or as to whom the Seller Member obtains or obtained confidential information concerning the business relationship between such Person and the Buyer or any Affiliate of the Buyer) during the Restricted Period.

(b) “Person” shall mean and include an individual, a partnership, a limited liability company, a joint venture, a corporation, a trust, an unincorporated organization, a group, a government, a governmental department or government agency.

(c) “Restricted Period” shall mean the period commencing on the Closing Date and ending on the second anniversary of the Closing Date.

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IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Noncompetition Agreement as of the date first above written.

SELLER MEMBER:

Signature

Name

Address

( )
Telephone
( )
Fax

BANKS.COM, INC.

By:
Name
Title